UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 21, 2005
                                                --------------------------------

                        Morgan Stanley ABS Capital I Inc.
  (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2005-HE7 to be formed pursuant to a Pooling and Servicing Agreement, dated as of December 1,
             2005 into relating to the Morgan Stanley ABS Capital I
    Inc. Trust 2005-HE7, Mortgage Pass-Through Certificates, Series 2005-HE7)
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         333-121914-15                13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE7 Mortgage Pass-Through Certificates, Series 2005-HE7. On December 21, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), among the Company, as depositor, JPMorgan Chase Bank, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, NC Capital Corporation, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, as custodian, and Deutsche Bank National Trust Company, as trustee of Morgan Stanley ABS Capital I Inc. Trust 2005-HE7 Mortgage Pass-Through Certificates, Series 2005-HE7 (the "Certificates"), issued in thirteen classes. The Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of December 21, 2005 of $872,830,000, were sold to Morgan Stanley & Co. Incorporated ("Underwriter"), pursuant to an Underwriting Agreement dated as of December 16, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of December 1, 2005, among the Company, as depositor, JPMorgan Chase Bank, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, NC Capital Corporation, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, as custodian, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 5, 2005                  MORGAN STANLEY ABS CAPITAL I INC.




                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------
4                               Pooling and Servicing Agreement,           (E)
                                dated as of December 1, 2005, among
                                the Company, as depositor, JPMorgan
                                Chase Bank, as a servicer,
                                Countrywide Home Loans Servicing LP,
                                as a servicer, HomEq Servicing
                                Corporation, as a servicer, WMC
                                Mortgage Corp., as a responsible
                                party, Decision One Mortgage Company,
                                LLC, as a responsible party, NC
                                Capital Corporation, as a responsible
                                party, LaSalle Bank National
                                Association, as a custodian, Wells
                                Fargo Bank, as custodian, and
                                Deutsche Bank National Trust Company,
                                as trustee.